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                     AMENDMENT TO TECHNOLOGY PURCHASE AGREEMENT

THIS AMENDMENT to Technology Purchase Agreement is made as of the 29th day of October, 1998, by and between AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation ("American Card") and SOFTCHIP ISRAEL LTD., a corporation organized under the laws of Israel ("SoftChip").

                                  WITNESSETH:

     WHEREAS, American Card and SoftChip are parties to a technology purchase agreement dated as of March 7, 1998, as amended by Amendments, dated August 17, 1998 and October 29, 1998 (as amended the "Purchase Agreement"); and

     WHEREAS, American Card will not be closing close on an initial public offering of its securities (the "IPO") by December 15, 1998; and

     WHEREAS, SoftChip is willing to extend the date by which American Card may purchase the technology pursuant to the Purchase Agreement through March 15, 1999 or the closing of the IPO, whichever is earlier.

     NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereto agree as follows:

1. The definition of "Closing Date" in Section 1 of the Purchase Agreement is hereby amended by deleting the reference to "December 15, 1998" and substituting "March 15, 1999" in lieu therefor.

2. Except as amended hereby, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF:                     AMERICAN CARD TECHNOLOGY, INC.

                                        By:  /s/ Raymond Findley
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                                             Its President

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                                        SOFTCHIP ISRAEL LTD.


                                        By:  /s/ Michael Cohen
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                                             Its Authorized Signatory

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